UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

JUL    07.31.20

ANNUAL REPORT

AB GROWTH FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GROWTH FUND | 1

ANNUAL REPORT

September 9, 2020

This report provides management’s discussion of fund performance for AB Growth Fund for the annual reporting period ended July 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2020 (unaudited)

	6 Months	12 Months

AB GROWTH FUND[1]

Class A Shares	15.81%	23.15%

Class C Shares	15.38%	22.21%

Advisor Class Shares[2]	15.96%	23.46%

Class R Shares[2]	15.61%	22.69%

Class K Shares[2]	15.78%	23.07%

Class I Shares[2]	16.01%	23.58%

Russell 3000 Growth Index	14.78%	28.24%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2020, by 0.00% and 0.07%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 3000 Growth Index, for the six- and 12-month periods ended July 31, 2020.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Security and sector selection detracted from performance, relative to the benchmark. Security selection within the technology and consumer-discretionary sectors detracted most, while selection within health care and industrials contributed. An underweight to technology and an overweight to communication services were negative, but underweights to industrials and financials added to returns.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Security selection contributed to performance, but sector selection was negative. Security selection within

2 | AB GROWTH FUND	abfunds.com

health care and consumer staples contributed most, while selection within consumer discretionary and technology detracted. An underweight to the technology sector and an overweight to materials detracted, but were partially offset by contributions from underweights to industrials and financials.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US equity markets recorded gains for the 12-month period ended July 31, 2020. Amid increased volatility, equity markets rose off lows reached in March after suffering steep losses that wiped out previous gains as a result of the worldwide COVID-19 pandemic. Expanded monetary and fiscal stimulus, the gradual reopening of global economies, and progress in the development of a vaccine helped support investor sentiment, despite a sharp contraction of economic growth, a resurgence of US-China tensions, and rising rates of COVID-19 cases in parts of the US and large emerging markets that triggered a pause in the acceleration of economic activity. Throughout the period, growth stocks consistently outperformed value stocks in all categories. Small-cap stocks continued to rally, but some of the largest-cap stocks have performed significantly better, which caused a headwind for the Fund.

The Fund continues to be built from companies that exhibit strong fundamentals—attractive earnings growth, exceptional profit prospects and strong balance sheets. As the Fund’s Senior Investment Management Team (the “Team”) looks for the most compelling opportunities and idiosyncratic optionality, consistent with its growth philosophy, the Team has looked to increase the footprint of companies with a market capitalization below $100 billion as a handful of mega-cap companies have exceeded $1 trillion market capitalizations, leading to greater concentration of market indices such as the Russell 3000 Growth.

INVESTMENT POLICIES

The Fund invests primarily in domestic equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. When selecting securities, the Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecast investment opportunities and

(continued on next page)

abfunds.com	AB GROWTH FUND | 3

conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models and competitive advantages.

The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.

4 | AB GROWTH FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 3000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GROWTH FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2010 TO 7/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Growth Fund Class A shares (from 7/31/2010 to 7/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	23.15%	17.92%

5 Years	16.32%	15.31%

10 Years	16.76%	16.26%

CLASS C SHARES

1 Year	22.21%	21.21%

5 Years	15.45%	15.45%

10 Years	15.90%	15.90%

ADVISOR CLASS SHARES[1]

1 Year	23.46%	23.46%

5 Years	16.61%	16.61%

10 Years	17.08%	17.08%

CLASS R SHARES[1]

1 Year	22.69%	22.69%

5 Years	15.91%	15.91%

10 Years	16.45%	16.45%

CLASS K SHARES[1]

1 Year	23.07%	23.07%

5 Years	16.27%	16.27%

10 Years	16.82%	16.82%

CLASS I SHARES[1]

1 Year	23.58%	23.58%

5 Years	16.74%	16.74%

10 Years	17.24%	17.24%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.19%, 1.95%, 0.95%, 1.57%, 1.26% and 0.84% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB GROWTH FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.64%

5 Years	14.63%

10 Years	16.29%

CLASS C SHARES

1 Year	15.78%

5 Years	14.77%

10 Years	15.93%

ADVISOR CLASS SHARES[1]

1 Year	17.95%

5 Years	15.92%

10 Years	17.12%

CLASS R SHARES[1]

1 Year	17.22%

5 Years	15.23%

10 Years	16.49%

CLASS K SHARES[1]

1 Year	17.57%

5 Years	15.58%

10 Years	16.86%

CLASS I SHARES[1]

1 Year	18.08%

5 Years	16.05%

10 Years	17.28%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GROWTH FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,158.10	$6.22	1.16%	$6.22	1.16%
Hypothetical**	$1,000	$1,019.10	$5.82	1.16%	$5.82	1.16%

10 | AB GROWTH FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,153.80	$10.23	1.91%	$10.23	1.91%
Hypothetical**	$1,000	$1,015.37	$9.57	1.91%	$9.57	1.91%
Advisor Class
Actual	$1,000	$1,159.60	$4.89	0.91%	$4.89	0.91%
Hypothetical**	$1,000	$1,020.34	$4.57	0.91%	$4.57	0.91%
Class R
Actual	$1,000	$1,156.10	$8.26	1.54%	$8.26	1.54%
Hypothetical**	$1,000	$1,017.21	$7.72	1.54%	$7.72	1.54%
Class K
Actual	$1,000	$1,157.80	$6.65	1.24%	$6.71	1.25%
Hypothetical**	$1,000	$1,018.70	$6.22	1.24%	$6.27	1.25%
Class I
Actual	$1,000	$1,160.10	$4.35	0.81%	$4.40	0.82%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%	$4.12	0.82%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

abfunds.com	AB GROWTH FUND | 11

PORTFOLIO SUMMARY

July 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,339.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Alphabet, Inc. – Class C	$91,196,108	6.8%

Amazon.com, Inc.	68,610,262	5.1

Facebook, Inc. – Class A	61,337,406	4.6

Monster Beverage Corp.	52,455,090	3.9

Visa, Inc. – Class A	51,312,419	3.8

PayPal Holdings, Inc.	40,759,032	3.1

UnitedHealth Group, Inc.	38,534,810	2.9

Electronic Arts, Inc.	38,246,181	2.9

Intuitive Surgical, Inc.	37,913,743	2.8

Xilinx, Inc.	33,529,914	2.5

	$513,894,965	38.4%

1	All data are as of July 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB GROWTH FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

July 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.9%
Information Technology – 27.9%
Communications Equipment – 1.1%
Arista Networks, Inc.(a)	58,650	$15,235,510

Electronic Equipment, Instruments & Components – 4.0%
Cognex Corp.	143,820	9,617,243
Dolby Laboratories, Inc. – Class A	188,870	13,145,352
IPG Photonics Corp.(a)	103,270	18,486,363
Novanta, Inc.(a)	124,720	12,930,970

		54,179,928

IT Services – 6.9%
PayPal Holdings, Inc.(a)	207,880	40,759,032
Visa, Inc. – Class A(b)	269,498	51,312,419

		92,071,451

Semiconductors & Semiconductor Equipment – 6.6%
ASML Holding NV ADR	32,120	11,361,486
NVIDIA Corp.	48,130	20,435,517
QUALCOMM, Inc.	215,830	22,793,806
Xilinx, Inc.	312,342	33,529,914

		88,120,723

Software – 9.3%
Adobe, Inc.(a)	57,440	25,521,741
Aspen Technology, Inc.(a)	127,940	12,443,444
CyberArk Software Ltd.(a)	124,650	14,688,756
Fair Isaac Corp.(a)	27,920	12,262,185
Fortinet, Inc.(a)	45,890	6,346,587
Manhattan Associates, Inc.(a)	168,840	16,173,184
Paycom Software, Inc.(a)	29,050	8,260,948
Slack Technologies, Inc. – Class A(a)(b)	184,060	5,438,973
Splunk, Inc.(a)	79,030	16,582,075
Tyler Technologies, Inc.(a)	19,320	6,902,070

		124,619,963

		374,227,575

Health Care – 22.2%
Biotechnology – 4.9%
Neurocrine Biosciences, Inc.(a)	116,500	14,021,940
Regeneron Pharmaceuticals, Inc.(a)	40,040	25,308,083
Vertex Pharmaceuticals, Inc.(a)	95,800	26,057,600

		65,387,623

Health Care Equipment & Supplies – 9.7%
ABIOMED, Inc.(a)	55,290	16,583,683
Align Technology, Inc.(a)	65,500	19,245,210
Edwards Lifesciences Corp.(a)	273,030	21,408,282

abfunds.com	AB GROWTH FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IDEXX Laboratories, Inc.(a)	20,154	$8,016,253
Intuitive Surgical, Inc.(a)	55,313	37,913,743
iRhythm Technologies, Inc.(a)(b)	80,830	10,061,718
Penumbra, Inc.(a)(b)	40,060	8,889,715
Stryker Corp.	37,920	7,329,936

		129,448,540

Health Care Providers & Services – 2.9%
UnitedHealth Group, Inc.	127,270	38,534,810

Health Care Technology – 1.3%
Veeva Systems, Inc. – Class A(a)	67,870	17,956,366

Life Sciences Tools & Services – 1.6%
Illumina, Inc.(a)	56,810	21,710,510

Pharmaceuticals – 1.8%
Zoetis, Inc.	160,840	24,396,211

		297,434,060

Communication Services – 16.3%
Entertainment – 4.6%
Electronic Arts, Inc.(a)	270,062	38,246,181
Take-Two Interactive Software, Inc.(a)	145,560	23,874,751

		62,120,932

Interactive Media & Services – 11.7%
Alphabet, Inc. – Class C(a)	61,496	91,196,108
Cargurus, Inc.(a)	119,500	3,452,355
Facebook, Inc. – Class A(a)	241,800	61,337,406

		155,985,869

		218,106,801

Consumer Discretionary – 14.5%
Diversified Consumer Services – 0.6%
Bright Horizons Family Solutions, Inc.(a)	81,600	8,750,784

Hotels, Restaurants & Leisure – 1.4%
Domino’s Pizza, Inc.	31,350	12,120,223
Planet Fitness, Inc.(a)	116,860	6,100,092

		18,220,315

Internet & Direct Marketing Retail – 6.0%
Amazon.com, Inc.(a)	21,680	68,610,262
Etsy, Inc.(a)(b)	100,060	11,845,103

		80,455,365

Specialty Retail – 4.6%
Burlington Stores, Inc.(a)	43,760	8,226,880
Home Depot, Inc. (The)	97,730	25,946,338
National Vision Holdings, Inc.(a)	705,740	22,576,623
Ulta Beauty, Inc.(a)	24,060	4,643,339

		61,393,180

14 | AB GROWTH FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.9%
NIKE, Inc. – Class B	256,830	$25,069,176

		193,888,820

Consumer Staples – 5.7%
Beverages – 3.9%
Monster Beverage Corp.(a)	668,388	52,455,090

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	72,250	23,519,543

		75,974,633

Industrials – 4.9%
Building Products – 1.8%
Allegion PLC(b)	149,890	14,908,059
Trex Co., Inc.(a)(b)	68,660	9,566,398

		24,474,457

Commercial Services & Supplies – 1.1%
Copart, Inc.(a)	153,610	14,324,133

Industrial Conglomerates – 1.5%
Roper Technologies, Inc.	46,350	20,044,057

Machinery – 0.5%
IDEX Corp.	38,780	6,391,720

		65,234,367

Materials – 1.7%
Chemicals – 1.7%
Sherwin-Williams Co. (The)	35,810	23,202,015

Financials – 0.7%
Capital Markets – 0.7%
MarketAxess Holdings, Inc.	17,910	9,254,097

Total Common Stocks (cost $743,837,797)		1,257,322,368

SHORT-TERM INVESTMENTS – 6.9%
Investment Companies – 6.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.11%(c)(d)(e) (cost $92,805,537)	92,805,537	92,805,537

Total Investments – 100.8% (cost $836,643,334)		1,350,127,905
Other assets less liabilities – (0.8)%		(11,048,829)

Net Assets – 100.0%		$1,339,079,076

(a)	Non-income producing security.

abfunds.com	AB GROWTH FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB GROWTH FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

July 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $743,837,797)	$1,257,322,368	(a)
Affiliated issuers (cost $92,805,537)	92,805,537
Foreign currencies, at value (cost $1,003)	900
Receivable for shares of beneficial interest sold	1,701,476
Unaffiliated dividends and interest receivable	88,047
Affiliated dividends receivable	9,780

Total assets	1,351,928,108

Liabilities
Payable for investment securities purchased	10,429,121
Payable for shares of beneficial interest redeemed	1,091,362
Advisory fee payable	819,963
Distribution fee payable	253,873
Transfer Agent fee payable	60,431
Trustees’ fees payable	2,889
Accrued expenses	191,393

Total liabilities	12,849,032

Net Assets	$1,339,079,076

Composition of Net Assets
Shares of beneficial interest, at par	$148
Additional paid-in capital	763,744,849
Distributable earnings	575,334,079

	$1,339,079,076

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,000,469,109	10,700,813	$93.49	*

C	$52,024,715	1,338,722	$38.86

Advisor	$213,499,024	2,048,415	$104.23

R	$8,825,173	98,305	$89.77

K	$2,342,854	24,341	$96.25

I	$61,918,201	595,691	$103.94

(a)	Includes securities on loan with a value of $37,565,041 (see Note E).

*	The maximum offering price per share for Class A shares was $97.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB GROWTH FUND | 17

STATEMENT OF OPERATIONS

Year Ended July 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,254)	$4,425,691
Affiliated issuers	962,007
Securities lending income	123,817	$5,511,515

Expenses
Advisory fee (see Note B)	8,903,977
Distribution fee—Class A	2,197,283
Distribution fee—Class B	23,402
Distribution fee—Class C	444,824
Distribution fee—Class R	27,561
Distribution fee—Class K	5,156
Transfer agency—Class A	1,056,607
Transfer agency—Class B	4,144
Transfer agency—Class C	54,498
Transfer agency—Advisor Class	247,232
Transfer agency—Class R	13,743
Transfer agency—Class K	4,125
Transfer agency—Class I	9,856
Custody and accounting	168,702
Registration fees	123,319
Printing	94,990
Audit and tax	50,642
Legal	40,001
Trustees’ fees	29,252
Miscellaneous	51,142

Total expenses	13,550,456
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(74,920)

Net expenses		13,475,536

Net investment loss		(7,964,021)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		90,290,053
Net change in unrealized appreciation/depreciation of:
Investments		169,016,026
Foreign currency denominated assets and liabilities		54

Net gain on investment and foreign currency transactions		259,306,133

Net Increase in Net Assets from Operations		$251,342,112

See notes to financial statements.

18 | AB GROWTH FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2020	Year Ended July 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(7,964,021)	$(5,596,894)
Net realized gain on investment and foreign currency transactions	90,290,053	93,784,135
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	169,016,080	48,031,858

Net increase in net assets from operations	251,342,112	136,219,099
Distributions to Shareholders
Class A	(65,924,656)	(101,121,151)
Class B	– 0	–	(2,333,983)
Class C	(7,058,386)	(7,534,411)
Advisor Class	(15,049,601)	(12,388,364)
Class R	(336,603)	(282,473)
Class K	(148,711)	(217,712)
Class I	(3,233,316)	(2,814,473)
Transactions in Shares of Beneficial Interest
Net increase	3,887,114	194,777,681

Total increase	163,477,953	204,304,213
Net Assets
Beginning of period	1,175,601,123	971,296,910

End of period	$1,339,079,076	$1,175,601,123

See notes to financial statements.

abfunds.com	AB GROWTH FUND | 19

NOTES TO FINANCIAL STATEMENTS

July 31, 2020

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Growth Fund (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

20 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB GROWTH FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

22 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,257,322,368		$	– 0	–	$	– 0	–	$1,257,322,368
Short-Term Investments	92,805,537			– 0	–		– 0	–	92,805,537

Total Investments in Securities	1,350,127,905			– 0	–		– 0	–	1,350,127,905
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,350,127,905		$	– 0	–	$	– 0	–	$1,350,127,905

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB GROWTH FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

24 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $666,616 for the year ended July 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $21,762 from the sale of Class A shares and received $2,451 and $7,978 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended July 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2020, such waiver amounted to $74,919.

abfunds.com	AB GROWTH FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2020 is as follows:

Fund	Market Value 7/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 7/31/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$100,288	$305,769	$313,251	$92,806		$962
Government Money Market Portfolio*	503	261	764	– 0	–	0	**

Total				$92,806		$962

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Less than $500

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

26 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$426,205,621		$504,923,002
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$837,604,442

Gross unrealized appreciation	$517,480,421
Gross unrealized depreciation	(4,956,958)

Net unrealized appreciation	$512,523,463

abfunds.com	AB GROWTH FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

28 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended July 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
						Income Earned	Advisory Fee Waived
$ 37,565,041	$	– 0	–	$37,999,770	$123,817	$30	$1

*	As of July 31, 2020.

abfunds.com	AB GROWTH FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

Class A
Shares sold	483,120	962,679	$38,478,149	$73,049,557

Shares issued in reinvestment of distributions	764,302	1,319,095	59,653,801	91,479,249

Shares converted from Class B	108,339	25,717	8,848,935	2,031,531

Shares converted from Class C	40,081	68,903	3,237,112	5,535,266

Shares redeemed	(1,376,132)	(1,396,073)	(110,099,163)	(108,792,342)

Net increase	19,710	980,321	$118,834	$63,303,261

Class B
Shares sold	971	15,958	$35,395	$590,457

Shares issued in reinvestment of distributions	– 0	–	71,039	– 0	–	2,242,694

Shares converted to Class A	(239,696)	(53,519)	(8,848,935)	(2,031,531)

Shares redeemed	(8,058)	(32,731)	(295,043)	(1,223,806)

Net increase (decrease)	(246,783)	747	$(9,108,583)	$(422,186)

Class C
Shares sold	401,626	620,030	$13,690,282	$22,413,308

Shares issued in reinvestment of distributions	199,779	204,087	6,512,794	6,571,603

Shares converted to Class A	(91,339)	(143,851)	(3,237,112)	(5,535,266)

Shares redeemed	(295,767)	(232,952)	(10,144,237)	(8,205,498)

Net increase	214,299	447,314	$6,821,727	$15,244,147

Advisor Class
Shares sold	1,180,192	2,072,870	$104,988,657	$176,240,531

Shares issued in reinvestment of distributions	144,797	137,012	12,578,493	10,470,484

Shares redeemed	(1,493,328)	(1,104,528)	(127,375,432)	(93,863,124)

Net increase (decrease)	(168,339)	1,105,354	$(9,808,282)	$92,847,891

30 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

Class R
Shares sold	76,704	17,738	$5,919,110	$1,330,273

Shares issued in reinvestment of distributions	4,481	4,203	336,594	282,457

Shares redeemed	(22,965)	(9,600)	(1,732,078)	(725,318)

Net increase	58,220	12,341	$4,523,626	$887,412

Class K
Shares sold	5,288	16,151	$432,390	$1,338,551

Shares issued in reinvestment of distributions	1,850	3,052	148,705	217,701

Shares redeemed	(7,951)	(11,922)	(672,653)	(970,532)

Net increase (decrease)	(813)	7,281	$(91,558)	$585,720

Class I
Shares sold	184,335	311,840	$16,438,420	$27,484,588

Shares issued in reinvestment of distributions	37,295	36,889	3,229,040	2,807,239

Shares redeemed	(93,613)	(91,526)	(8,236,110)	(7,960,391)

Net increase	128,017	257,203	$11,431,350	$22,331,436

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

abfunds.com	AB GROWTH FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

32 | AB GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	2020			2019
Distributions paid from:
Ordinary income	$	– 0	–	$6,536,596
Net long-term capital gains		91,751,273		120,155,971

Total taxable distributions paid		$91,751,273		$126,692,567

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$75,245,529
Other losses	(12,434,810	)(a)
Unrealized appreciation/(depreciation)	512,523,360	(b)

Total accumulated earnings/(deficit)	$575,334,079

(a)	As of July 31, 2020, the Fund had a post-October short term capital loss deferral of $7,089,652 and a qualified late-year ordinary loss deferral of $5,345,158.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

abfunds.com	AB GROWTH FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the disallowance of a net operating loss resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 81.99	$ 83.19	$ 71.87	$ 61.79	$ 66.15

Income From Investment Operations

Net investment loss(a)(b)	(.56)	(.43)	(.45)	(.31	)†	(.30)

Net realized and unrealized gain on investment transactions	18.31	9.80	18.50	11.01	1.64

Contributions from Affiliates	– 0	–	– 0	–	.07	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.04	– 0	–	.12

Net increase in net asset value from operations	17.75	9.37	18.16	10.70	1.46

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 93.49	$ 81.99	$ 83.19	$ 71.87	$ 61.79

Total Return

Total investment return based on net asset value(c)*	23.15%	13.58%	26.56%	17.48	%†	2.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,000,469	$875,776	$806,980	$672,808	$581,533

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.16%	1.18%	1.19%	1.24%	1.28%

Expenses, before waivers/reimbursements(d)‡	1.17%	1.18%	1.20%	1.25%	1.28%

Net investment loss(b)	(.70)%	(.55)%	(.58)%	(.49	)%†	(.50)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

abfunds.com	AB GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 37.89	$ 44.64	$ 41.69	$ 36.37	$ 41.61

Income From Investment Operations

Net investment loss(a)(b)	(.51)	(.49)	(.57)	(.45	)†	(.46)

Net realized and unrealized gain on investment transactions	7.73	4.31	10.30	6.39	.92

Contributions from Affiliates	– 0	–	– 0	–	.04	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.02	– 0	–	.12

Net increase in net asset value from operations	7.22	3.82	9.79	5.94	.58

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 38.86	$ 37.89	$ 44.64	$ 41.69	$ 36.37

Total Return

Total investment return based on net asset value(c)*	22.21%	12.74%	25.62%	16.60	%†	1.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52,025	$42,599	$30,223	$25,188	$70,221

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.91%	1.93%	1.94%	2.01%	2.03%

Expenses, before waivers/reimbursements(d)‡	1.92%	1.94%	1.95%	2.02%	2.03%

Net investment loss(b)	(1.45)%	(1.31)%	(1.34)%	(1.20	)%†	(1.26)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

36 | AB GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 90.49	$ 90.46	$ 77.43	$ 66.36	$ 70.45

Income From Investment Operations

Net investment loss(a)(b)	(.40)	(.26)	(.28)	(.19	)†	(.16)

Net realized and unrealized gain on investment transactions	20.39	10.86	20.03	11.88	1.77

Contributions from Affiliates	– 0	–	– 0	–	.08	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.04	– 0	–	.12

Net increase in net asset value from operations	19.99	10.60	19.87	11.69	1.73

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 104.23	$ 90.49	$ 90.46	$ 77.43	$ 66.36

Total Return

Total investment return based on net asset value(c)*	23.46%	13.87%	26.87	%+	17.80	%†	2.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$213,499	$200,593	$100,538	$39,856	$22,489

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.91%	.93%	.93%	.99%	1.03%

Expenses, before waivers/reimbursements(d)‡	.92%	.94%	.94%	1.00%	1.03%

Net investment loss(b)	(.44)%	(.31)%	(.33)%	(.27	)%†	(.25)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

abfunds.com	AB GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 79.25	$ 81.05	$ 70.42	$ 60.75	$ 65.33

Income From Investment Operations

Net investment loss(a)(b)	(.87)	(.71)	(.71)	(.51	)†	(.49)

Net realized and unrealized gain on investment transactions	17.64	9.48	18.07	10.80	1.61

Contributions from Affiliates	– 0	–	– 0	–	.07	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.04	– 0	–	.12

Net increase in net asset value from operations	16.77	8.77	17.47	10.29	1.24

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 89.77	$ 79.25	$ 81.05	$ 70.42	$ 60.75

Total Return

Total investment return based on net asset value(c)*	22.69%	13.16%	26.10	%+	17.11	%†	2.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,825	$3,177	$2,249	$2,611	$1,579

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.54%	1.56%	1.55%	1.57%	1.59%

Expenses, before waivers/reimbursements(d)‡	1.55%	1.56%	1.56%	1.58%	1.59%

Net investment loss(b)	(1.12)%	(.94)%	(.95)%	(.81	)%†	(.82)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

38 | AB GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 84.29	$ 85.26	$ 73.55	$ 63.23	$ 67.55

Income From Investment Operations

Net investment loss(a)(b)	(.65)	(.50)	(.51)	(.29	)†	(.30)

Net realized and unrealized gain on investment transactions	18.86	10.10	18.95	11.23	1.68

Contributions from Affiliates	– 0	–	– 0	–	.07	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.04	– 0	–	.12

Net increase in net asset value from operations	18.21	9.60	18.55	10.94	1.50

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 96.25	$ 84.29	$ 85.26	$ 73.55	$ 63.23

Total Return

Total investment return based on net asset value(c)*	23.07%	13.51%	26.47%	17.47	%†	2.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,343	$2,120	$1,524	$1,387	$2,455

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.24%	1.25%	1.25%	1.26%	1.26%

Expenses, before waivers/reimbursements(d)‡	1.25%	1.25%	1.26%	1.27%	1.26%

Net investment loss(b)	(.78)%	(.62)%	(.65)%	(.44	)%†	(.49)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

abfunds.com	AB GROWTH FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended July 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 90.17	$ 90.09	$ 77.05	$ 65.93	$ 69.98

Income From Investment Operations

Net investment loss(a)(b)	(.32)	(.17)	(.18)	(.08	)†	(.10)

Net realized and unrealized gain on investment transactions	20.34	10.82	19.94	11.82	1.75

Contributions from Affiliates	– 0	–	– 0	–	.08	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.04	– 0	–	.12

Net increase in net asset value from operations	20.02	10.65	19.88	11.74	1.77

Less: Distributions

Distributions from net realized gain on investment transactions	(6.25)	(10.57)	(6.84)	(.62)	(5.82)

Net asset value, end of period	$ 103.94	$ 90.17	$ 90.09	$ 77.05	$ 65.93

Total Return

Total investment return based on net asset value(c)*	23.58%	13.99%	27.03%	17.96	%†	2.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$61,918	$42,172	$18,961	$13,030	$34

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.81%	.82%	.82%	.83%	.94%

Expenses, before waivers/reimbursements(d)‡	.82%	.83%	.83%	.85%	.94%

Net investment loss(b)	(.36)%	(.20)%	(.22)%	(.12	)%†	(.16)%

Portfolio turnover rate	38%	49%	46%	54%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

40 | AB GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2020, July 31, 2019, July 31, 2018 and July 31, 2017, such waiver amounted to .01%, .01%, .01% and .01%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.01	.02%	.02%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2020, July 31, 2019, July 31, 2018, July 31, 2017 and July 31, 2016 by .07%, .03%, .04%, .05% and .04%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .09%.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2018 and July 31, 2016 by .05% and .22%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB GROWTH FUND | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth Fund (the “Fund”), (one of the series constituting The AB Portfolios (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

42 | AB GROWTH FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 25, 2020

abfunds.com	AB GROWTH FUND | 43

TRUSTEES

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Bruce K. Aronow(2), Vice President Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Growth Investment Team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44 | AB GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	78	None

abfunds.com	AB GROWTH FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	78	None

46 | AB GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	78	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	78	None

abfunds.com	AB GROWTH FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	78	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	78	Apollo Investment Corp. (business development company) since August 2011

48 | AB GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2015, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	78	None

abfunds.com	AB GROWTH FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	78	None

50 | AB GROWTH FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	78	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB GROWTH FUND | 51

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Frank V. Caruso 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Growth Equities.

Joseph H. Fogarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB GROWTH FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GROWTH FUND | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

54 | AB GROWTH FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

abfunds.com	AB GROWTH FUND | 55

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher

56 | AB GROWTH FUND	abfunds.com

daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which

abfunds.com	AB GROWTH FUND | 57

directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58 | AB GROWTH FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB GROWTH FUND | 59

NOTES

60 | AB GROWTH FUND	abfunds.com

AB GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRO-0151-0720

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit -Related Fees	Tax Fees
AB Portfolio - Growth Fund	2019	$32,375	$—	$19,727

	2020	$32,375	$—	$18,122

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Portfolio - Growth Fund	2019	$651,130	$19,727
			$—
			$(19,727)

	2020	$1,052,937	$18,122
			$—
			$(18,122)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 29, 2020